Rule 497(e)
                                                        Registration No. 2-82710


                                FUNDAMENTAL FUNDS

                               NEW YORK MUNI FUND
                            THE CALIFORNIA MUNI FUND
                      FUNDAMENTAL U.S. GOVERNMENT STRATEGIC
                                   INCOME FUND
                           TAX-FREE MONEY MARKET FUND
                         HIGH-YIELD MUNICIPAL BOND FUND

                         Supplement Dated July 16, 1997
                         Prospectus Dated April 30, 1997


         Each of Fundamental's mutual funds have adopted, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") under which each fund (the "Fundamental Fund") will transfer all of its assets and liabilities to a newly-created corresponding series of The Tocqueville Trust (the "Tocqueville Fund") in exchange for shares of the Tocqueville Fund. Shareholders of each Fundamental Fund will receive shares of the corresponding Tocqueville Fund equal in value to their shares in the Fundamental Fund. Shareholders will not have to pay a sales load upon receiving shares of the Tocqueville Fund.

         The corresponding Tocqueville Fund will have investment objectives, policies and restrictions substantially identical to those of the Fundamental Fund. The Board of Trustees of the Tocqueville Funds is comprised of individuals other than those who currently serve as Directors (Trustees) of the Fundamental Funds. Tocqueville Asset Management L.P. is the investment adviser to the Tocqueville Funds.

         Fundamental's Board Members determined that the Plan would be in the best interests of shareholders of the Fundamental Funds and recommended that shareholders of each of the Fundamental Funds approve the Plan at a meeting anticipated to be held in the Fall of 1997.

         Tocqueville Asset Management L.P. serves as investment adviser to four mutual funds and a number of private accounts. Tocqueville Asset Management L.P. has approximately $720 million in assets under management.